                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):

                                  MAY 18, 1999

                                  NEXMED, INC.
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             (Exact name of Registrant as specified in its charter)

                                     NEVADA
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                 (State or other jurisdiction of incorporation)

          0-22245                                               87-0449967
    ---------------------                                  --------------------
    (Commission File No.)                                   (I.R.S. Employer
                                                            Identification No.)

                 350 CORPORATE BOULEVARD, ROBBINSVILLE, NJ 08691
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               (Address of Principal Executive Offices) (Zip Code)

                                 (609) 208-9688
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On March 29, 1999, NexMed International Limited, a British Virgin Islands company ("NexMed International") and a wholly-owned subsidiary of NexMed, Inc. (the "Company"), entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Vergemont International Limited, a Turks and Caico Islands company with operations in Hong Kong ("Vergemont"), pursuant to which Vergemont purchased the total issued and outstanding capital stock of NexMed Asia Limited ("NexMed Asia"), including its 70% holding in NexMed Pharmaceuticals (Zhongsham) Ltd., in China (the "Joint Venture") for $4,000,000. The purchase price consists of $2,000,000 in cash and two promissory notes each in the amount of $1,000,000, due on November 12, 1999 and June 30, 2000, respectively. The effectiveness of the Stock Purchase Agreement was conditioned upon receipt from Vergemont of $2,000,000 in cash. On May 18, 1999, Vergemont completed its $2,000,000 cash payment to the Company.

         In conjunction with the sale of NexMed Asia to Vergemont, NexMed International and Vergemont entered into a license agreement. Under the terms of the license agreement, Vergemont, through its ownership of NexMed Asia, has an exclusive right in China and Asian Pacific countries to manufacture and market the Company's MED treatment cream and four (4) of the Company's other proprietary products under development. The Company will receive a royalty on sales and supply to NexMed Asia on a cost plus basis, the NexACT(R) enhancers that are essential in the formulation and production of the Company's proprietary topical treatments. The Company and Vergemont also agreed that in the 12 months following effectiveness of the Stock Purchase Agreement, Dr. Joseph Mo, the Company's President and C.E.O., would remain active in the management of the Joint Venture's operations and the anticipated approval and launch of the Company's proprietary topical treatment for MED in China and the Company will be compensated for his time and expenses. In addition, the Company granted Vergemont warrants to purchase 2,000,000 shares of the Company's Common Stock exercisable at $2.50 and $3.00 per share, depending on whether the warrant is exercised before or after June 30, 1999.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                                  NexMed, Inc.

                 Pro Forma Condensed Consolidated Balance Sheets

                                                        Historical       Pro Forma           Pro Forma
                                                      March 31, 1999    Adjustments        March 31, 1999
Assets
Current assets:
    Cash and cash equivalents                          $    543,820        $ 503,242 B      $  1,047,062
    Accounts receivable, net                              1,220,325       (1,220,325)C              --
    Inventories                                             794,566         (785,668)C             8,898
    Due from related party                                  125,640         (125,640)C              --
    Prepaid expenses and other assets                       181,990         (122,360)C            59,630
                                                       ------------    --------------       ------------
        Total current assets                              2,866,341         (1,750,751)        1,115,590

Furniture and equipment, net                              2,148,153       (1,959,052)C           189,101

Notes receivable, net of deferred gain on sale                 --            114,464 D           114,464
Intangibile assets                                          172,201         (172,201)C              --

                                                       ------------    --------------       ------------
        Total assets                                   $  5,186,695    $  (3,767,540)       $  1,419,155
                                                       ============    ==============       ============
Liabilities and stockholders' equity
Current liabilities:
    Line of credit                                     $  1,569,999     $ (1,569,999)C              --
    Notes payable                                         2,586,876          (29,543)C         2,557,333
    Due to joint venture partner                            217,441         (217,441)C              --
    Due to officer                                          854,812         (854,812)E              --
    Accounts payable and accrued expenses                 2,377,961         (858,071)F         1,519,890
                                                       ------------    --------------       ------------
        Total current liabilities                         7,607,089       (3,529,866)          4,077,223
                                                       ------------    --------------       ------------
Minority interest                                           659,408         (636,685)C            22,723
                                                       ------------    --------------       ------------
Commitments and contingencies
Stockholders' equity:
    Preferred stock, $.001 par value, 10,000,000
      shares authorized, none issued and outstanding           --                 --                --
    Common stock, $.001 par value, 40,000,000
      shares authorized, 8,401,703 issued
      and outstanding, respectively                           8,402               --               8,402
    Additional paid-in capital                           10,770,214          445,200 G        11,215,414
    Accumulated deficit                                 (13,729,260)              --         (13,729,260)
    Cumulative translation adjustments                       26,217          (46,189)B           (19,972)
                                                       ------------    --------------       ------------
                                                         (2,924,427)         399,011          (2,525,416)
    Less: deferred compensation                              (5,375)              --              (5,375)
            Note receivable - related party                (150,000)              --            (150,000)
                                                       ------------    --------------       ------------
        Total stockholders' equity                       (3,079,802)         399,011          (2,680,791)
                                                       ------------    --------------       ------------
        Total liabilities and stockholders' equity     $  5,186,695    $  (3,767,540)       $  1,419,155
                                                       ============    ==============       ============

                                  NexMed, Inc.
      Pro Forma Condensed Consolidated Statement of Operations (Unaudited)

                                                 Historical                         Pro Forma
                                             Three Months Ended  Pro Forma       Three Months Ended
                                               March 31, 1999   Adjustments       March 31, 1999
Revenue
    Product sales                               $ 1,097,767     $ (1,097,767)H      $      --
                                                -----------    -------------        -----------

Operating expenses
    Cost of product sales                         1,040,844       (1,040,844)H             --
    Selling, general and administrative             477,343         (280,096)H          197,247
    Research and development                        318,960          (16,492)H          302,468
                                                -----------    -------------        -----------
        Total operating expenses                  1,837,147       (1,337,432)           499,715
                                                -----------    -------------        -----------

Loss from operations                               (739,380)         239,665           (499,715)

Interest income (expense), net                      (91,034)          32,334 I          (58,700)
                                                -----------    -------------

Loss before minority interest                      (830,414)         271,999           (558,415)
Minority interest                                    61,590          (60,515)H            1,075
                                                -----------    -------------        -----------

    Net loss                                    $  (768,824)   $     211,484        $  (557,340)
                                                ===========    =============        ===========

Basic and diluted loss per share                $     (0.09)                        $     (0.07)
                                                ===========                         ===========

Weighted average common shares outstanding
    used for basic and diluted loss per share     8,401,703                           8,401,703
                                                ===========                         ===========

                                  NexMed, Inc.
                 Condensed Consolidated Statement of Operations

                                                 Historical                         Pro Forma
                                                 Year Ended       Pro Forma         Year Ended
                                              December 31, 1998  Adjustments     December 31, 1998
Revenue
    Product sales                               $  5,709,083     $ (5,709,083)H    $       --
    License fees                                        --                 --              --
                                                ------------    -------------      ------------
        Total revenues                             5,709,083       (5,709,083)             --
                                                ------------    -------------      ------------

Operating expenses
    Cost of product sales                          5,186,308       (5,186,308)H            --
    Selling, general and administrative            2,635,114       (1,395,675)H       1,239,439
    Research and development                       2,302,148          (97,340)H       2,204,808
                                                ------------    -------------      ------------
        Total operating expenses                  10,123,570       (6,679,323)        3,444,247
                                                ------------    -------------      ------------

Loss from operations                              (4,414,487)         970,240        (3,444,247)

Interest income (expense), net                      (600,337)         148,306 I        (452,031)
                                                ------------    -------------      ------------

Loss before minority interest                     (5,014,824)       1,118,546 H      (3,896,278)
Minority interest                                    235,822         (233,545)H           2,277
                                                ------------    -------------      ------------

    Net loss                                    $ (4,779,002)   $     885,001      $ (3,894,001)
                                                ============    =============      ============

Basic and diluted loss per share                $      (0.64)                      $      (0.52)
                                                ============                       ============

Weighted average common shares outstanding
    used for basic and diluted loss per share      7,505,588                          7,505,588
                                                ============                       ============

                                  NexMed, Inc.
              Notes to Pro Forma Consolidated Financial Statements

A. On May 18, 1999, NexMed International Limited, a wholly-owned subsidiary of NexMed, Inc. ("NexMed" or the "Company"), completed the sale of all of the issued and outstanding shares of capital stock of NexMed Asia Limited ("NexMed Asia"), and warrants to acquire 2,000,000 shares of the Company's common stock for total consideration of $4,000,000; $2,000,000 in cash and $2,000,000 in two promissory notes, each in the amount of$1,000,000 due on November 12, 1999 and June 30, 2000, respectively. The warrants to purchase shares of the Company's common stock are exercisable at $2.50 and $3.00 per share, depending on whether the warrant is exercised before or after June 30, 1999. In conjunction with this transaction, the Company has agreed to pay a consulting firm a 6% commission on the $4,000,000 in proceeds, as such proceeds are received, and to issue the consulting firm warrants to acquire 200,000 shares of the Company's common stock at $3.00 per share for a period of two years.

     At March 31, 1999, the Company's basis in the assets and liabilities of NexMed Asia was approximately $1,400,000. The Company has estimated the fair value of the warrants issued to the purchaser and the consulting firm to be approximately $372,000 and $73,000, respectively, resulting in a preliminary net gain on the transaction of approximately $1,886,000, which has been deferred due to uncertainty regarding the ultimate realization of the two promissory notes issued.

B. The pro forma adjustments represent the proceeds of $2,000,000 in cash, offset by (i) $120,000 payable to the consulting firm, (ii) the planned repayment of approximately $855,000 due to an officer of the Company and
     (iii) the reduction in consolidated cash balances due to cash held by NexMed Asia.

C. The pro forma adjustments represent the divestiture of the assets and liabilities of NexMed Asia.

D. The pro forma adjustments represent the receipt of two promissory notes, each in the principal amount of $1,000,000, offset by the deferred gain on transaction of approximately $1,886,000.

E. The pro forma adjustment represents the repayment of amounts due to an officer of the Company from the cash proceeds.

F. The pro forma adjustments represent the reduction in accounts payable and accrued expenses from the sale of NexMed Asia, offset by an accrual of $120,000 payable to the consulting firm as the notes receivable are collected.

G. The pro forma adjustments represent the recording of the estimated fair value of the warrants issued to the purchaser and consultant.

H. The pro forma adjustments represent the elimination of the activity of NexMed Asia.

I. The pro forma adjustments to interest expense represent the elimination of interest expense incurred on debt of NexMed Asia assumed by the buyer, plus the elimination of interest expense incurred on advances from an officer of the Company from the proceeds of the transaction.

(b)      Pro Forma Financial Information

On May 18, 1999, NexMed International Limited, a wholly-owned subsidiary of NexMed, Inc. ("NexMed" or the "Company"), completed the sale of all of the issued and outstanding shares of capital stock of NexMed Asia Limited (the "Disposition") to Vergemont International Limited ("Vergemont") for total consideration of $4,000,000; $2,000,000 in cash and $2,000,000 in two promissory notes, each in the amount of$1,000,000 due on November 12, 1999 and June 30, 2000, respectively. The warrants to purchase shares of the Company's common stock are exercisable at $2.50 and $3.00 per share, depending on whether the warrant is exercised before or after June 30, 1999. The warrants expire on June 30, 2000. In conjunction with this transaction, the Company has agreed to pay a consulting firm a 6% commission on the $4,000,000 in proceeds, as such proceeds are received, and to issue the consulting firm warrants to acquire 200,000 shares of the Company's common stock at $3.00 per share for a period of two years.. Proceeds from the sale were used to repay advances made by an officer of the Company and for general corporate purposes.

The following unaudited condensed consolidated statement of operations of NexMed for the three months ended March 31, 1999 and for the year ended December 31, 1998 give effect to the disposition as if such events occurred on January 1, 1998. The unaudited condensed consolidated balance sheet of NexMed as of March 31, 1999 is based upon the historical balance sheets of NexMed and NexMed Asia Limited and gives effect to the Disposition and related reduction in advances from an officer as if they had occurred on March 31, 1999.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the audited historical financial statements of NexMed contained in NexMed's Annual Report on Form 10-KSB dated April 12, 1999 and the unaudited interim financial statements, including the notes thereto, contained in NexMed's report on Form 10-QSB dated May 17, 1999. The unaudited pro forma data is not necessarily indicative of the results of operations or financial position of NexMed that would have occurred if the pro forma events had been in effect at the beginning of the earliest period presented, nor are they necessarily indicative of future results of operations or financial position. The pro forma adjustments are based upon available information and certain assumptions set forth herein, included in the notes to the unaudited pro forma condensed consolidated financial statements.

         Exhibits

         Exhibit            Document
         -------            --------

         20.1               Press Release of NexMed, Inc., dated April 13, 1999.
         20.2               Press Release of NexMed, Inc., dated May 18, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEXMED, INC.


Date: June 2, 1999                  By: /s/ Dr. Joseph Mo
                                        ----------------------------------------
                                        Dr. Joseph Mo
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX

         Exhibit           Document
         -------           --------

         20.1              Press Release of NexMed, Inc., dated April 13, 1999.
         20.2              Press Release of NexMed, Inc., dated May 18, 1999.